Intangible Assets	12 Months Ended
Jun. 30, 2025
Intangible Assets [Abstract]
Intangible Assets

Note 18. Intangible assets

	Consolidated
	30 June 2025	30 June 2024
	$	$
Non-current assets
Trade Secrets and Patents– at cost	23,857,306	23,857,306
Less: Accumulated amortisation	(4,827,042)	(3,634,171)
Net carrying value	19,030,264	20,223,135
Patents and trademarks - at cost	234,289	89,268
Add: Additions	639,117	145,021
Less: Accumulated amortisation	(45,697)	(19,465)
Net carrying value	827,709	214,823
	19,857,973	20,437,958

Reconciliation

Reconciliations of the written down values at the beginning and end of the current and previous financial year are set out below:

	Trade Secrets	Patents & trademarks	Total
	$	$	$
Consolidated
Balance at 1 July 2023	21,416,006	77,655	21,493,661
Additions	-	145,021	145,021
Amortisation expense	(1,192,871)	(7,853)	(1,200,724)

Balance at 30 June 2024	20,223,135	214,823	20,437,958
Additions	-	639,117	639,117
Amortisation expense	(1,192,870)	(26,232)	(1,219,102)

Balance at 30 June 2025	19,030,265	827,708	19,857,973

Trade secrets were acquired during 2021 financial year by the Consolidated Entity and are amortised over its useful life estimate of 20 years. As at June 30, 2025 the remaining useful life of the trade secrets is 16 years (June 30, 2024:17 years).

Assessment for impairment - 2025

For the year ended 30 June 2025, management has performed an impairment assessment in accordance with IAS 36. As part of this process, management obtained a valuation of the intangible assets by an independent expert valuer.

Methodology

An impairment loss expense in the profit or loss is recognised when the carrying amount of an asset exceeds its recoverable amount. The Consolidated Entity determined the recoverable amounts of the Gelteq Consolidated Entity as one CGU using a value in use approach.

The recoverable amount of the CGU as at 30 June 2025 has been determined by a forecast model that estimated the future cash flows based on budgets and forecasts for five years prepared by management. Gelteq is considered to be in a rapid lifecycle stage during the Forecast Period, with the commencement of sales in FY26. The Company is projected to achieve profitability by FY28 and EBITDA expected to climb to approximately $35.5 million by FY30.

These cash flows were then discounted to their present value using a discount rate that reflects current market assessments of the time value of money and the risks specific to the CGU. Management then cross-checked the total of the discounted cash flows against the trading of the Company’s shares.

A reference to Financial Years (FY), refers to a period covering July 1st to June 30th the next year. A reference to a calendar year (CY) refers to the period from January 1st to December 31st of the same year.

The discounted cash flow model used in the assessment of fair value less cost to sell is sensitive to a number of key assumptions, including revenue growth rates, discount rates and operating costs. These assumptions can change over short periods of time and can have a significant impact on the carrying value of the assets. For any AUD figures presented from the valuation analysis, these have been obtained by conversion from USD at an exchange rate of 1 AUD = 0.65 USD.

Fair value less cost to sell and key assumptions

The Company estimates the fair value less cost to sell of the Gelteq Consolidated Entity cash generating unit (CGU) using discounted cash flows. Management assumptions were developed incorporating internal and external market information, although the extent to which they rely on past experience of the Consolidated Entity is limited given the consolidated entity has not yet started full scale operations, pending completion of preparatory activities where necessary, with external sources of information having been adjusted to reflect factors specific to the Consolidated Entity. Fair value less cost to sell is categorised within level 3 of the fair value hierarchy.

For the reporting period ended 30 June 2025, the recoverable amount of the CGU was determined based on fair value less cost to sell calculations which required the use of key assumptions:

Operating Segments

●	The Consolidated Entity’s cash flows are generated from one CGU which covers nutraceuticals for humans and animals, pharmaceutical for humans and animals and controlled substances.

Cash Flow projections

●	The calculations used cash flow projections based on financial budgets and forecasts approved by management covering FY26 to FY30. The projections included negative undiscounted operating cash flows between FY26 and FY27 before making positive operating returns from FY28 onwards as the business scales up operations and operating margins that are in line with industry averages in similar industries. A full 5 years of cash flow projections were used to allow for 3 years of positive cash flow projections in the management forecast period

●	A pre-tax discount rate range of 25-30%, reflecting rates of return required by typical investors in early-stage businesses similar to the Consolidated Entity, was applied.

Revenue

●	Management have implemented a hybrid revenue model with revenue generated from manufacturing and royalties (on each individual order).

●	The forecast model is based on a 4 year compound average growth rate of 213%%, based on management forecasts to FY30. The model forecast revenue growth rates 596% in FY27, 108% in FY28, 73% in FY29 and 77% in FY30, following revenue growth by 693% in FY26 from FY25.

Gross Margins

●	Gross margin is forecast to be maintained at 50% from FY26 to FY30.

Operating Expense

●	The largest operating expense is employee costs. Salary and benefits are forecast to increase by 207% and 205% in FY26 and FY27 respectively. The employee cost growth rates is projected to decline thereafter to 41% in FY28, 20% in FY29 and 6% in FY29 presenting the scale benefits of manufacturing large quantities.

EBITDA

●	The forecast model is based on a long-term EBITDA margin of 35%. Forecast EBITDA is negative in early years, which is expected for an early stage startup business where typically the average timeframe to profitability is 2 - 3 years. The forecast model’s EBITDA margins are (130%) in FY26, (1%) in FY27, 16% in FY28, 25% in FY29 and 35% in FY30, with the ongoing EBITDA being comparable to that of comparable industries in relevant world markets.

CAPEX

●	No material Capex has been forecast as the costs borne by Gelteq in working with clients to develop products is included in other forecast expenses

Amortisation

●

Amortisation has been estimated at 5% of the opening intangibles balance each year. This roughly equates to an average useful life of 20 years for intangibles, which is in line with the Consolidated Entity’s current policy.

Tax Rate

●

A tax rate of 30% has been applied in line the with the corporate tax rate in Australia. Whilst the tax rate may be ower in earlier years, this tax rate is in line with the Consolidated Entity’s long term tax rate and the tax rate of a likely acquirer.

Working Capital

●

Model forecasts the receivables and payables at 30 days in line with management expectations. Payables days are only applied to operating expenses as all manufacturing costs are paid prior to dispatch to customers.

Other balance Sheet Items

●	There are no other assumptions that result it material balance sheet movements that affect forecast cash flow.

Terminal growth rate

●	Long term growth rate, used for the terminal value calculation, is 2.5%, reflecting the Australian long term nominal inflation rate.

Apart from the considerations described in determining the value-in-use of the cash-generating units described above, management is not currently aware of any other probable changes that would necessitate changes in its key estimates

Impairment

The Consolidated Entity has performed an impairment assessment based on its cash generating unit (CGU).

The Consolidated Entity determined that the recoverable amount in relation the CGU exceeded its carrying value of assets as at 30 June 2025, therefore no adjustment to its carrying value (impairment) was required.

The directors have reviewed and are comfortable with the significant assumptions determined by management. Based on the above, the directors believe that no impairment charge is required to the value of the intangible asset at 30 June 2025.

Sensitivity

The sensitivities on the updated discounted cash flow model are as follows:

●	Revenue would require a reduction of approximately 30% to the compounded growth rate over 5 years before the intangible asset value would need to be impaired, with all other assumptions remaining constant.

●	EBITDA margin would need a reduction of approximately 47% per annum over 5 years years before the intangible asset value would need to be impaired, with all other assumptions remaining constant.

●	The discount rate would be required to increase to approximately 41% before the intangible asset value would need to be impaired, with all other assumptions remaining constant.

●	Long Term growth rate would need to be reduced to be in negative in the cashflow modelling before the intangible asset value would need to be impaired, with all other assumptions remaining constant.

Management believes that other reasonable changes in the key assumptions on which the recoverable amount on intangible asset is based would not cause the carrying amount to exceed its recoverable amount.

Management notes that if performance is not as expected, an impairment charge against these assets could be recognized in the next financial year’s accounts. This estimation of uncertainty is expected to reduce over time as the Consolidated Entity’s business develops and matures.